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                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Fidelity National Financial, Inc.:


We consent to the use of our report incorporated herein by reference in the Registration Statement.


                                             /s/ KPMG PEAT MARWICK LLP


Los Angeles, California
March 20, 1998